Crouch, Bierwolf & Chisholm
                          Certified Public Accountants
                          50 West Broadway, Suite 1130
                          Salt Lake City, Utah  84101
                             Office (801) 363-1175
                               Fax (801) 363-0615



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    We hereby consent to the use of our report, dated August 4, 1998, in this quarterly report on Form 10-QSB for the period ended June 30, 1998, for D.H. Marketing & Consulting, Inc.


/s/  CROUCH, BIERWOLF & CHISHOLM

Crouch, Bierwolf & Chisholm
Salt Lake City, Utah
August 11, 1998